EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Medifast, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Bradley T. MacDonald, Chief Executive Officer of the Company and I Michael S. McDevitt, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of the Company.



By: /s/ Bradley T. MacDonald
    ------------------------
        Bradley T. MacDonald
        Chief Executive Officer
        August 14, 2006

By: /s/ Michael S. McDevitt
    ------------------------
        Michael S. McDevitt
        Chief Financial Officer
        August 14, 2006



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